AMENDED SCHEDULE A
                            DATED NOVEMBER 17, 2014
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                           DATED MAY 5, 2008 BETWEEN
                       THE ADVISORS' INNER CIRCLE FUND II
                                      AND
                         FROST INVESTMENT ADVISORS, LLC

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

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FUND                                                                      RATE
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Frost Growth Equity Fund                                                  0.65%
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Frost Value Equity Fund                                                   0.65%
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Frost Kempner Multi-Cap Deep Value Equity Fund                            0.59%
--------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                                                 0.90%
--------------------------------------------------------------------------------
Frost Small Cap Equity Fund                                               0.70%
--------------------------------------------------------------------------------
Frost International Equity Fund                                           0.75%
--------------------------------------------------------------------------------
Frost Natural Resources Fund                                              0.80%
--------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write Equity Fund                              0.70%
--------------------------------------------------------------------------------
Frost Conservative Allocation Fund                                        0.15%
--------------------------------------------------------------------------------
Frost Moderate Allocation Fund                                            0.15%
--------------------------------------------------------------------------------
Frost Total Return Bond Fund                                              0.35%
--------------------------------------------------------------------------------
Frost Credit Fund                                                         0.60%
--------------------------------------------------------------------------------
Frost Low Duration Bond Fund                                              0.35%
--------------------------------------------------------------------------------
Frost Municipal Bond Fund                                                 0.35%
--------------------------------------------------------------------------------
Frost Kempner Treasury and Income Fund                                    0.35%
--------------------------------------------------------------------------------
Frost Aggressive Allocation Fund                                         0.15%
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                                             Acknowledged and Accepted by:

                                             FROST INVESTMENT ADVISORS, LLC

                                             By: /s/ Tom L. Stringfellow
                                             -----------------------------------
                                             Name:  Tom L. Stringfellow
                                             Title: President



                                             The Advisors' Inner Circle Fund II

                                             By: /s/ Dianne M. Descoteaux
                                             -----------------------------------
                                             Name:  Dianne M. Descoteaux
                                             Title: Vice President and Secretary